                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant /X/
Filed by a party other than the registrant /_/


Check the appropriate box:
/ /   Preliminary proxy statement
/_/ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive proxy statement
/_/   Definitive additional materials
/_/   Soliciting material pursuant to ss.240.14a-12


                        Greater Atlantic Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/X/   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
                N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
                N/A
--------------------------------------------------------------------------------
(5)   Total fee paid:
                N/A
--------------------------------------------------------------------------------
/_/   Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
                N/A
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
                N/A
--------------------------------------------------------------------------------
(3) Filing Party:
                N/A
--------------------------------------------------------------------------------
(4) Date Filed:
                N/A
--------------------------------------------------------------------------------

                        GREATER ATLANTIC FINANCIAL CORP.
                            10700 PARKRIDGE BOULEVARD
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300

                                                                January 2, 2004


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") to be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, on Monday, February 2, 2004, at 10:00 a.m.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BDO Seidman, LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         Detailed information concerning the financial condition of the Company and the results of operations for the fiscal year ended September 30, 2003, is contained in the 2003 Annual Report to Stockholders which accompanies the Proxy Statement.

         We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                        Sincerely,


                                        /s/ Carroll E. Amos
                                        -------------------------------------
                                        Carroll E. Amos
                                        President and Chief Executive Officer

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On February 2, 2004
                   -------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") will be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, on Monday, February 2, 2004, at 10:00 a.m. Eastern time.

         A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

         1.       The election of two directors for terms of three years, each.

         2. The ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending September 30, 2004; and

                  Such other matters as may properly come before the Annual Meeting and at any adjournments thereof.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed December 17, 2003, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Company may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                             By Order of the Board of Directors


                                             /s/ Laurel L. Mitchell
                                             ------------------------
                                             Laurel L. Mitchell
                                             Secretary
Reston, Virginia
January 2, 2004

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 2, 2004

SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Greater Atlantic Financial Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, February 2, 2004, at 10:00 a.m., Eastern time, at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, and at any adjournments thereof. The 2003 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended September 30, 2003, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about January 2, 2004.

         Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREON. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting. The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES AND RECORD DATE

         The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

         The close of business on December 17, 2003, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 3,012,434.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, at the time of the Annual Meeting, or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may, (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters will be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board, who will not be a director of the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act").

         The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of December 17, 2003.



                                                       AMOUNT AND NATURE
                                                               OF                PERCENT
                         NAME AND ADDRESS                  BENEFICIAL            OF CLASS
 TITLE OF CLASS         OF BENEFICIAL OWNER               OWNERSHIP(1)
----------------------------------------------------------------------------------------------
Common Stock          Charles W. Calomiris             176,807                    5.87%
                      251 Fox Meadow Road              shares(2)
                      Scarsdale, New York 10583

Common Stock          Robert I. Schattner, DDS         427,396 shares(3)         14.19%
                      121 Congressional Lane
                      Rockville, MD 20852

Common Stock          The Ochsman Children Trust       238,597 shares(4)          7.92%
                      1650 Tysons Boulevard
                      McLean, VA 22102

Common Stock          George W. Calomiris              190,578 shares(5)          6.33%
                      4848 Upton Street, N.W.
                      Washington, DC  20016

-----------------
(1)    Does not include presently exercisable warrants to purchase 9,166, 20,000 and 13,334 shares held, respectively, by Charles W. Calomiris, Dr.
       Schattner, and The Ochsman Children Trust under the Greater Atlantic
       Financial Corp. 1997 Stock Option Plan, or shares of preferred securities presently convertible into 114,841, 330,099 and 69,545 shares of common stock held, respectively, by Charles W. Calomiris Dr. Schattner and the
       Ochsman Children Trust.
(2)    The information furnished is derived from a Schedule 13D filed by Charles
       W. Calomiris on July 25, 2003, and a Form 4 filed on July 24, 2003.
(3)    The information furnished is derived from a Schedule 13D and a Form 4 filed by Robert I Schattner  filed on December 10, 2002.
(4)    The information furnished is derived from a Schedule 13D filed by The
       Ochsman Children Trust on April 9, 2002.
(5)    Does not include presently exercisable warrants to purchase 9,167 shares by George W. Calomiris or shares of preferred securities presently convertible into 85,754 shares of common stock held by George W.
       Calomiris.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1.  ELECTION OF DIRECTORS

         The Board of Directors currently consists of seven directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also serves on the Board of Directors of Greater Atlantic Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

         The names of the two nominees for election to the Board of Directors are set forth below, along with certain other information concerning those individuals and the other members of the Board as of December 17, 2003. Management believes that each nominee will stand for election and will serve as a director if elected. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of another person recommended by the Board of Directors. UNLESS AUTHORITY TO VOTE FOR A DIRECTOR IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of December 17, 2003, the names of the nominees, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Company and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of the Record Date by each director and all directors and executive officers as a group as of the Record Date.



                                                                                         SHARES OF        OWNERSHIP
             NAME AND PRINCIPAL                                                         COMMON STOCK         AS A
            OCCUPATION AT PRESENT                         DIRECTOR       TERM AS        BENEFICIALLY      PERCENT OF
           AND FOR PAST FIVE YEARS                AGE      SINCE(1)      DIRECTOR         OWNED(1)           CLASS
----------------------------------------------    ---     ---------      --------       ------------      -----------

NOMINEES:

Jeffrey M. Gitelman, D.D.S., is an Oral           59       1997           2004           84,913(2)           2.82%
  Surgeon and the owner of Jeffrey M.
  Gitelman - D.D.S., P.C.

Sidney M. Bresler is a Director, Chief            49       2003           2004              500                *
  Executive Officer and Chief Operating
  Officer of Bresler & Reiner, Inc. engaged
  in residential land development and
  construction and rental property ownership
  and management.

CONTINUING DIRECTORS:

Charles W. Calomiris, Chairman of the             46       2001           2005          176,807(2)(3)        5.87%
  Board of the Company, is the Henry Kaufman
  Professor of Finance and Economics at the
  Columbia University Graduate School of
  Business.

Carroll E. Amos, President and Chief              56       1997           2005           44,060(4)           1.46%
  Executive Officer of the Company, is a
  private investor who until 1996 served as
  President and Chief Executive Officer of
  1st Washington Bancorp and Washington
  Federal Savings Bank.

James B. Vito is Managing General                 78       1998           2005           69,942(2)           2.32%
  Partner, James Properties, engaged in the
  sale and management of property.

    Paul J. Cinquegrana is a Principal of         62       1997           2006           52,134(2)          1.73%
  Washington Securities Corporation,  stock
  and bond brokerage firm.

Jeffrey W. Ochsman is an attorney and             51       1999           2006              500               *
  partner of the law firm of Friedlander,
  Misler, Friedlander, Sloan & Herz, PLLC.




                                                                           SHARES OF
                   NAME AND PRINCIPAL                                     COMMON STOCK
                 OCCUPATION AT PRESENT                                    BENEFICIALLY       OWNERSHIP AS A
                AND FOR PAST FIVE YEARS                     AGE             OWNED(1)         PERCENT OF CLASS
------------------------------------------------------      ---           ------------       ----------------

EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

David E. Ritter joined the Bank and the Company as a         53             300(4)                    *
    Senior Vice President and Chief Financial Officer
    in 1998.

Laurel L. Mitchell joined the Bank and Company as            45
    Corporate Secretary in October, 1999, after two
    years as an Executive Assistant with Collier,
    Shannon, Rill
    & Scott, PLLC, a Washington, D.C. law firm.

All directors and executive officers as a group (eight                     429,156                  14.25%
persons)(3)


-------------------------------------
(1)  Each person effectively exercises sole voting or dispositive power as to shares reported.
(2)  Does not include presently exercisable warrants to purchase 9,166, 3,334,
     3,334, and 2,000 shares, respectively, held by Messrs. Calomiris, Gitelman,
     Cinquegrana, and Vito under the Greater Atlantic Financial Corp. 1997 Stock
     Option Plan, or shares of preferred securities presently convertible into
     114,841, 33,874, 18,577, 17,387, and 6,431 shares of common stock held, respectively, by Messrs. Calomiris, Vito, Cinquegrana, Gitelman and Amos.
(3)  Includes 128,727 shares held directly, 10,000 shares held by his spouse and
     38,080 shares held as custodian for minor children.
(4)  Does not include presently exercisable options to purchase 75,000 shares granted to Mr. Amos or 18,000 granted to Mr. Ritter under the Greater
     Atlantic Financial Corp. 1997 Stock Option and Warrant Plan.
 *   Does not exceed 1.0% of the Company's Common Stock.


                                                           -7-


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF THE COMPANY

         The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 11 meetings in 2003. All of the directors of the Company except Dr. Gitelman attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2002. Dr. Gitelman was excused from meetings because of his health. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         The Executive Committee consists of Messrs. Calomiris, Cinquegrana and Amos. The purpose of this Committee is to review matters pertaining to day-to-day operations, including the review of operational policies and procedures and to consider loan applications. This Committee meets monthly. This Committee met 16 times during fiscal 2003.

         During 2003, the Company established a separately designated, standing Audit Committee consisting of four outside Directors of the Company, Messrs. Cinquegrana, Gitelman, Ocshsman and Vito, each of whom qualifies as an independent director. This Committee is responsible for selecting, evaluating and engaging the independent accountants, administering the engagement of the independent auditors and otherwise assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, auditing functions, internal controls, reporting practices and the quality and integrity of the financial reports of the Company. For further information, please see the Report of the Audit Committee, infra. This Committee held two meeting in fiscal 2003.

         The Nominating Committee is not a separately designated standing committee and there is no charter for that a committee. For the 2004 Annual Meeting, the continuing members of the Board of Directors, Messrs. Calomiris, Cinquegrana, Ochsman and Amos, functioned as the Nominating Committee. Since all continuing members of the Board serve as the Nominating Committee, the Board does not deem it appropriate to have such a committee. While the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders should be submitted to the Secretary of the Company and must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on October 20, 2003.

         The Compensation Committee of the Company is responsible for Executive Compensation and, in 2003, consisted of Directors Ochsman, Vito and Gitelman. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees. The Compensation Committee met once during 2003.

DIRECTORS' COMPENSATION

         FEES. Since the formation of the Company, the executive officers, directors and other personnel have been compensated for services by the Bank and have not received additional remuneration from the Company. Beginning on October 1, 1998, the Chairman was made a salaried officer of the Bank and the Company and in those capacities received compensation at the rate of $3,000 per month. Since January 1, 2003, each outside directors of the Bank has received $750 for each Board meeting and $350 for each committee meeting attended.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended September 30, 2003, 2002 and 2001, to the Chief Executive Officer who was the only executive officer to receive compensation in salary and bonus in excess of $100,000 in the fiscal year ended September 30, 2003.

                                                                   Securities
Name and                  Fiscal                                   Underlying
Principal Position         Year          Salary         Bonus       Options
------------------        ------         ------         -----      -----------

Carroll E. Amos            2003          $177,850       $ -         65,000
President and Chief        2002          $162,950       $ -         65,000
Executive Officer          2001          $156,000       $ -         45,000


         For 2003, 2002 and 2001, there were no (a) perquisites over the lesser of $50,000 or 10% of the Chief Executive Officer's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

         EMPLOYMENT AGREEMENT. The Company has entered into an employment agreement with Mr. Carroll E. Amos. The Employment Agreement is intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of its executive officers, particularly the Chief Executive Officer.

         The Employment Agreement provides for a three-year term for Mr. Amos and provides that commencing on the first anniversary date and continuing each anniversary date thereafter the board of directors may extend the Employment Agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the board of directors after conducting a performance evaluation of Mr. Amos. The Employment Agreement provides that Mr. Amos's base salary will be reviewed annually. The base salary provided for in the Employment Agreement for Mr. Amos was increased to $165,400 at the fourth anniversary date and to $182,000 on January 1, 2003. In addition to the base salary, the Employment Agreement provides for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly situated executive personnel.

         The Employment Agreement provides for termination by the Bank for cause (as defined in the Employment Agreement) at any time. In the event the Bank chooses to terminate Mr. Amos's employment for reasons other than for cause or, in the event of Mr. Amos's resignation from the Bank upon: (i) failure to re-elect Mr. Amos to his current office; (ii) a material change in Mr. Amos's functions, duties or responsibilities; (iii) a relocation of Mr. Amos's principal place of employment by more than 30 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the Employment Agreement by the Bank, Mr. Amos or, in the event of death, Mr. Amos's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to Mr. Amos during the remaining term of the Employment Agreement. The Bank would also continue and pay for Mr. Amos's life, health and disability coverage for the remaining term of the Employment Agreement. Upon any termination of Mr. Amos's employment, Mr. Amos is subject to a covenant not to compete with the Bank for one year.

         Under the Employment Agreement, if involuntary termination or voluntary termination follows a change in control of the Bank or the Company, Mr. Amos or, in the event of his death, his beneficiary, would receive a severance payment generally equal to the greater of: (i) the payments due for the remaining terms of the agreement, including the value of stock-based incentives previously awarded to Mr. Amos; or (ii) three times the average of the three preceding taxable years' annual compensation. The Bank would also continue Mr. Amos's life, health, and disability coverage for thirty-six months. In the event of a change in control of the Bank, the total amount of payment due under the Employment Agreement, based solely on the base salary paid to Mr. Amos, and excluding any benefits under any employee benefit plan which may otherwise become payable, would equal approximately $546,000.

         All reasonable costs and legal fees paid or incurred by Mr. Amos pursuant to any dispute or question of interpretation relating to the Employment Agreement is to be paid by the Bank, if he is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreement also provides that the Bank will indemnify Mr. Amos to the fullest extent allowable under federal law.

         1997 INCENTIVE STOCK OPTION AND WARRANT PLAN. Under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan (the "Option Plan"), which was ratified by shareholders in 1997 and amended in 2000 and 2002, options are granted to employees at the discretion of a committee comprised of disinterested directors who administer the plan.

         There were no options granted to the Chief Executive Officer in fiscal year 2003.

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Chief Executive Officer as of September 30, 2003. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the

Common Stock as of the end of the fiscal year on September 30, 2003. At the Record Date, options for 75,000 shares of Common Stock were exercisable by Mr. Amos.




                                                                FISCAL YEAR-END OPTIONS/SAR VALUES
                                                  ----------------------------------------------------------------


                                               NUMBER OF SECURITIES
                                                     UNDERLYING
                                                 UNEXERCISED OPTIONS       VALUE OF UNEXERCISED IN-THE
                    SHARES         VALUE        AT FISCAL YEAR END(#)        MONEY OPTIONS AT FISCAL
                  ACQUIRED ON     REALIZED          EXERCISABLE/                 YEAR END ($)(1)
       NAME       EXERCISE(#)       ($)             UNEXERCISABLE             EXERCISABLE/UNEXERCABLE

-------------------------------------------------------------------------------------------------------------------
Carroll E. Amos       0              0                 75,000                          $47,581

(1)  Average market value of underlying securities during the fiscal year 2003 ($6.97 per share) minus the average exercise or base price of $7.76 per share.


                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's financial statements as of September 30, 2003 were audited by BDO Seidman, LLP.

         The Audit Committee of the Board of Directors has selected BDO Seidman, LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 2004. That selection has been ratified by the Board of Directors which seeks the ratification of the appointment by the stockholders.

         A representative of BDO Seidman, LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of BDO Seidman, LLP as the independent auditors of the Company.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is responsible for selecting, evaluating and engaging the independent accountants, administering the engagement of the independent auditors and otherwise assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee reviews the independence of the auditors and their annual audit. As presently constituted, the Audit Committee is comprised of 3 directors, each of whom is independent under NASDAQ's current listing standards. In addition, each member of the Audit Committee meets the requirements for independence contained in Regulation 240.10A-3 of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, which was amended in 2003. A copy of the Amended Charter of the Audit Committee is attached as Appendix A to this proxy statement.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2003, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee has established a policy and procedure to require the Audit Committee's pre-approval before the independent auditor is engaged to render any audit or non-audit service to the Company.

COMPLAINTS

         The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons seeking to utilize those procedures or to comment on such matters should telephone 1-866-384-4277.

                          Paul J. Cinquegrana, Chairman
                               Jeffrey M. Gitelman
                               Jeffrey W. Ocshman
                                  James B. Vito

TRANSACTIONS WITH RELATED PERSONS

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

         The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 2003, one of the Bank's directors had loans with the bank which had outstanding balances totaling $000,000. Such loans were made by the bank in the ordinary course of business, with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

         The Company's policy is that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers, directors and 10% stockholder were met during 2003 except that Director Bresler was late in filing a Form 3.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following the fiscal year ending September 30, 2004, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, including nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety
(90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

CODE OF ETHICS AND BUSINESS CONDUCT

         The Company has adopted a Code of Ethics and Business Conduct applicable to all employees, officers and directors of the Company and its subsidiaries. A copy of the Code of Ethics and Business Conduct will be furnished without charge to stockholders of record upon written request to Greater Atlantic Financial Corp., Ms. Laurel L. Mitchell, Corporate Secretary, 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191.

                              INDEPENDENT AUDITORS

         The independent public accounting firm of BDO Seidman, LLP acted as the independent auditors of the Company and the Bank for 2003 and it is anticipated that the same firm will be selected by the Audit Committee to perform the same duties for 2004 for the Company and the Bank. A representative of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

AUDIT FEES

         BDO Seidman, LLP billed the Company aggregate fees of $158,976 for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company's Forms 10-QSB for the fiscal year ended September 30, 2003.

AUDIT-RELATED FEES

         BDO Seidman, LLP did not provide any such services to the Company for the year ended September 30, 2003.

TAX FEES

         BDO Seidman billed the Company $19,745 for tax services for the year ended September 30, 2003.

AUDIT COMMITTEE DETERMINATION

         The Audit Committee of the Board of Directors has considered and determined that the independent auditors did not provide other non-audit services to the Company, which would be incompatible with maintaining the auditor's independence.

         A copy of the Form 10-KSB (without exhibits) for the year ended September 30, 2003, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Greater Atlantic Financial Corp., Ms. Laurel L. Mitchell, Corporate Secretary, 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191.

                               By Order of the Board of Directors


                               /s/ Laurel L. Mitchell
                               ------------------------
                               Laurel L. Mitchell
                               Corporate Secretary
Reston, Virginia
January 2, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                    APPENDIX A
                        GREATER ATLANTIC FINANCIAL CORP.

                            CHARTER - AUDIT COMMITTEE


MISSION STATEMENT
-----------------

         The mission of the audit committee (the "Audit Committee") of Greater Atlantic Financial Corp., (the "Company") is to assist the Board of Directors of the Company (the "Board") in overseeing all material aspects of financial reporting, internal control, and audit functions, placing particular emphasis on the qualitative aspects of financial reporting, on compliance with applicable legal, ethical, and regulatory requirements, on ensuring the objectivity and clarity of the financial statements and on evaluating the risks inherent in the operations of the Company. To carry out its mission, the committee must maintain strong, positive working relationships with management, with independent and internal auditors, counsel, and other Audit Committee advisors.


ORGANIZATION
------------

         The Audit Committee will be comprised of three or more directors as determined annually by the Board, each of whom shall satisfy the definition of independent director for Audit Committee members as defined in the qualitative listing requirements for the Nasdaq Stock Market, and applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at the time of appointment. They must have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities. The members of the Audit Committee will be elected by the Board on an annual basis.

FUNCTIONS
---------

         The primary functions of the Audit Committee are: to be directly responsible for the appointment, compensation and oversight of the Company's independent accountants; to review and be responsible for the integrity of the financial reports and other financial information to be provided by the Company to any governmental body or to the public, including any certification, report, opinion or review performed by the Company's independent accountants; to assure the Company's compliance with legal and regulatory requirements; to determine the independent accountant's qualifications and independence; to provide for the performance of the Company's internal audit functions; to review the system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; to oversee the Company's auditing, accounting and financial reporting processes generally; and to provide for the preparation of information required by the rules of the Securities and Exchange Commission to be included in the Company's annual reports and proxy statements.

RESPONSIBILITIES
----------------

         In carrying out its responsibilities, the Audit Committee recognizes that its policies and procedures must be flexible in order to react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with applicable requirements and of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

     1. Provide an open avenue of communication between management, the independent auditor, the internal auditors and the Board.

     2. Meet with the independent auditors and management at least quarterly to review the Company's financial statements. At any meeting attended by management and the independent auditors or by regulatory examiners, management will be excused from a portion of the meeting to permit the Audit Committee to meet in closed session with the auditors or examiners. At any meeting, a majority of the members of the Audit Committee shall constitute a quorum.

     3.  Keep written minutes for all meetings.

     4. Review with the independent auditor and internal auditors the work to be performed by each to assure completeness of coverage, the reduction of redundant efforts and the effective use of audit resources.

     5. Review all significant risks or exposures to the Company found during audits performed by the independent auditor or the internal auditors and ensure that items of concern are discussed with management. From those discussions, assess and report to the Board regarding how the findings should be addressed.

     6. Review recommendations from the independent auditor and internal auditors regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

     7. Following each meeting of the Audit Committee, the chairman of the committee will submit a report to the Board including any recommendations that the Committee deems appropriate.

     8. Ensure that the independent auditor discusses with the Audit Committee its judgment about the quality of the Company's accounting principles as applied in the financial statements. The discussion should include such issues as the clarity of the financial disclosures of the Company and the auditor's judgment as to the degree of aggressiveness or conservatism of the accounting principles and underlying estimates of the Company and other significant decisions made by management in preparing the financial disclosures.

     9. Review the audited annual financial statements of the Company and the independent auditor's opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

    10. Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to shareholders.

    11. Review with management, the independent auditor, the internal auditors and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

    12. Review with management and the independent auditor all interim financial reports to be filed pursuant to the Securities Exchange Act of 1934.

    13. Generally discuss earnings releases and financial information as well as earnings guidance provided to analysts and rating agencies.

    14. Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for the compensation and oversight of the independent auditor engaged for the purpose of preparing or issuing an audit report or related work, and be responsible for the resolution of disagreements between management and the auditor regarding financial reporting. Each registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work shall report directly to the Audit Committee. The Audit Committee shall be responsible for confirming the independence of the independent auditor and shall require the independent auditor to disclose in writing all relationships that, in the auditor's professional judgment, may reasonably bear on the auditor's ability to perform the audit independently and objectively.

    15.  Review the performance of the independent auditor.

    16. Review the activities, organizational structure and qualifications of the internal auditors. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditors.

    17. Be authorized to retain independent counsel and other advisers as the Audit Committee deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Audit Committee shall be provided appropriate funding, as determined by the Audit Committee, for the payment of accountants and advisors.

    18. Establish procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

    19. Approve, in advance, all permissible audit and non-audit services to be provided by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit service to the Company that is prohibited by law or regulation.

    20. Set clear hiring policies for hiring employees or former employees of the independent auditors.

    21.  Review and approve all related-party transactions.


         In addition to the responsibilities identified above, the Audit Committee will review this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Committee. Further, the Committee will disclose statement to stockholders in each annual proxy whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will provide a copy of the Charter either in the annual report to shareholders or as an appendix to the proxy statement unless a copy has been provided within the past three years.





Adopted December 10, 2003.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                        GREATER ATLANTIC FINANCIAL CORP.

                                February 2, 2004


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


                Please detach and mail in the envelope provided.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                 YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
-------------------------------------------------------------------------------

1. Election of Directors:
                            NOMINEES:
____/  FOR ALL NOMINEES     O Jeffrey M. Gitelman
                            O Sidney M. Bresler

____/  WITHHOLD AUTHORITY
____/  FOR ALL NOMINEES

____/  FOR ALL EXCEPT
       (See instructions below)




INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
-----------
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ___
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
                                                                          ____
-------------------------------------------------------------------------------

2. The approval of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 2004.

                FOR             AGAINST               ABSTAIN

                ___              ____                   ___

   The undersigned hereby acknowledges the receipt from the Company of a Notice of Meeting and of a Proxy Statement dated January 2, 2004, as well as a copy of the Greater Atlantic Financial Corp. 2003 Annual Report prior to the execution of this proxy.

STOCKHOLDER ASSISTANCE

Stockholders requiring a change of address, records or information about lost certificates or dividend checks should contact Greater Atlantic Financial Corp.'s transfer agent:

        American Stock Transfer and Trust Company
        59 Maiden Lane
        New York, New York 10038

PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.



Signature of Stockholder ________________________________________ Date: _______

Signature of Stockholder ________________________________________ Date: _______
NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
       If signer is a partnership, please sign in partnership name by authorized person.

                                REVOCABLE PROXY

                        GREATER ATLANTIC FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                         FEBRUARY 2, 2004 - 10:00 A.M.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of Greater Atlantic Financial Corp. (the
 "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, Mclean, Virginia, on February 2, 2004 at 10:00 a.m., and at any and all adjournments thereof, as follows:

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)